UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2023

Inari Medical, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39293	45-2902923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6001 Oak Canyon, Suite 100
Irvine, California		92618
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 923-4747
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	NARI	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.     Completion of Acquisition or Disposition of Assets.

Inari Medical, Inc. (the “Company”) previously announced on November 1, 2023 that Lombardi Sub, LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of the Company, the Company, as guarantor of Purchaser’s financial obligations, LimFlow S.A., a French limited liability company (société anonyme) (“LimFlow”), equity holders of LimFlow (the “Sellers”) and Shareholder Representative Services LLC, a Colorado limited liability company, entered into a Share Purchase Agreement (the “Purchase Agreement”) on October 31, 2023.

On November 15, 2023, the Company announced that it closed its acquisition of LimFlow (the “Closing”). Pursuant to the terms of the Purchase Agreement, the Company delivered approximately $238.4 million to the Sellers at the Closing, after accounting for working capital, indebtedness, cash and transaction expenses. The Company funded the transaction from its existing cash balances.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 2, 2023.

Item 7.01.     Regulation FD Disclosure.

On November 15, 2023, the Company issued a press release announcing the Closing, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference.

The information furnished under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.     Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The Company intends to file financial statements in accordance with Item 9.01(a) as part of an amendment to this Report no later than 71 calendar days after the required filing date for this Report.

(b) Pro Forma Financial Information

The Company intends to file pro forma financial information in accordance with Item 9.01(b) as part of an amendment to this Report no later than 71 days after the required filing date for this Report

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Inari Medical, Inc., dated November 15, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INARI MEDICAL, INC.

Date:	November 15, 2023	By:	/s/ Andrew Hykes
Andrew Hykes Chief Executive Officer and President (Principal Executive Officer)